EX-10.73.04

THIRD AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This THIRD AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of December 1, 2008 by and between HCP AUR1 CALIFORNIA A PACK, LLC, a Delaware limited liability company (“HCP California A Pack”), HCP AUR1 CALIFORNIA B PACK, LLC, a Delaware limited liability company (“HCP California B Pack”), HCP AUR1 CONNECTICUT, LLC, a Delaware limited liability company (“HCP Connecticut”), HCP AUR1 MARYLAND, LLC, a Delaware limited liability company (“HCP Maryland”), HCP AUR1 MASSACHUSETTS, LLC, a Delaware limited liability company (“HCP Massachusetts”), HCP AUR1 NEW JERSEY, LLC, a Delaware limited liability company (“HCP New Jersey”), HCP AUR1 VIRGINIA, LLC, a Delaware limited liability company (“HCP Virginia,” and together with HCP California A Pack, HCP California B Pack, HCP Connecticut, HCP Maryland, HCP Massachusetts and HCP New Jersey, as their interests may appear, “Lessor”), and EMERITUS CORPORATION, a Washington corporation (“Lessee”).

RECITALS

A.           Lessor and Lessee entered into that certain Master Lease and Security Agreement dated as of August 22, 2008 (the “Original Lease”), as amended by that certain First Amendment to Master Lease and Security Agreement dated as of October 20, 2008 (the “First Amendment”) and that certain Second Amendment to Master Lease and Security Agreement dated as of November 14, 2008 (the “Second Amendment,” and together with the Original Lease and the First Amendment, collectively, the “Lease”) for the lease of eleven (11) separate assisted-living, Alzheimer’s care and/or nursing care facilities located in the States of California, Connecticut, Maryland, Massachusetts, New Jersey and Virginia, as more particularly described in the Lease.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.  The First Amendment and the Second Amendment may also sometimes be referred to herein collectively as the “Amendments.”

B.           Lessor and Lessee desire to amend the Lease, but only upon the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           Confirmatory Matters.

(a)           Commencement Date. Lessor and Lessee hereby acknowledge and agree that (i) the Commencement Date for all purposes of the Lease is December 1, 2008, (ii) the provisions of Article XLVII of the Original Lease shall have no further force or effect, (iii) all of the conditions to the continued effectiveness of the Lease provided for in Article XLVIII of the Original Lease (as amended by the Amendments) have been satisfied or waived and the provisions of Article XLVIII of the Original Lease (as amended by the Amendments), including, without limitation, any termination rights contained therein, shall have no further force or effect, and (iv) this Amendment is hereby executed by Lessor and Lessee in lieu of the amendment provided for in Section 48.3 of the Original Lease.

(b)           Expiration Date.  The Expiration Date of the Lease is November 30, 2018.

(c)           First Lease Year.  The first Lease Year for the Lease commences on December 1, 2008 and ends on November 30, 2009.

2.           Dedham, Massachusetts Facility Roof Repair.

(a)           Promptly following the Commencement Date, Lessor, at its sole cost and expense, shall engage a roof consultant selected by Lessor and reasonably approved by Lessee, (i) to perform a detailed evaluation of the low-slope roof as recommended in the “Draft” Property Condition Report for the Dedham, Massachusetts Facility prepared by Terracon for Lessee dated November 3, 2008, and (ii) to prepare a detailed report and recommendation regarding such evaluation (the “Roof Inspection Report”).  Upon receipt of such Roof Inspection Report, Lessor shall deliver a copy of the same to Lessee.

(b)           Any repairs to or replacement of the roof of such Facility as reasonably recommended in the Roof Inspection Report (the “Roof Work”) shall be deemed for all purposes under the Lease, as hereby amended, as part of the Planned Capital Refurbishment Project for such Facility; provided, however, that Lessor hereby agrees as follows in connection therewith:

                (i) The Aggregate Costs of the Planned Capital Refurbishment Project relating to such Roof Work shall not be counted towards the Allocated Minimum Aggregate Cost of the Planned Capital Refurbishment for such Facility;

                (ii) The Allocated Planned Capital Refurbishment Project Allowance with respect to such Facility shall be increased by the lesser of (A) the Aggregate Costs of the Planned Capital Refurbishment Project relating to such Roof Work and (B) $250,000 (the “Roof Work  Allowance”).  Such increase in the Allocated Planned Capital Refurbishment Project Allowance with respect to such Facility for the Roof Work Allowance shall also cause a corresponding increase in the total Planned Capital Refurbishment Project Allowance for all Facilities; and

                (iii) Lessor shall disburse the Roof Work Allowance in accordance with and subject to the provisions of Section 9.5.5 of the Original Lease, except that Lessor’s obligation to fund the same shall not be limited to Fifty Percent (50%) of the Aggregate Costs of the Planned Capital Refurbishment Project relating to such Roof

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Work, but shall instead be limited to the lesser of (i) One Hundred Percent (100%) of the Aggregate Costs of the Planned Capital Refurbishment Project for the Roof Work expended by Lessee and (ii) the Roof Work Allowance.

3.           San Diego, California Facility Conditional Use Permit.  Lessor and Lessee acknowledge that the San Diego, California Facility is subject to the terms of that certain Conditional Use Permit/Carmel Valley Planned District Permit No. 96-7232, granted by the Planning Commission of the City of San Diego, as adopted on September 11, 1997 (the “San Diego CUP”).  The San Diego CUP purports to expire by its own terms September 11, 2017, but pursuant to the terms thereof, prior to the expiration date, the “Permittee” thereunder may submit a new conditional use permit application to the City Manager for consideration with review and a decision by the appropriate decision maker at the time for a renewal or extension of the San Diego CUP or for the issuance of a new conditional use permit for such Facility.  So long as no Event of Default has occurred and is continuing under the Lease, as hereby amended, and the Lease is in full force and effect with respect to such Facility, Lessee may within a reasonable period of time prior to the expiration date of the San Diego CUP submit a new conditional use permit application to the City Manager for a renewal or extension of the San Diego CUP or for the issuance of a new conditional use permit for such Facility, in either case upon substantially the same terms and conditions as the existing San Diego CUP other than the expiration date which shall be extended or removed, as applicable (herein, an “Extended San Diego CUP”).  Lessor agrees to cooperate with Lessee, at no cost or expense to Lessor, in connection with Lessee’s efforts to obtain such Extended San Diego CUP, including by executing such reasonable documents as may be necessary and/or requested by Lessee in connection therewith.  Similarly, if Lessor elects on its own to seek any such Extended San Diego CUP, which Lessor shall have the right to do, Lessee agrees to cooperate with Lessor in connection therewith, including by executing such reasonable documents as may be necessary and/or requested by Lessor in connection therewith.

4.           Carlsbad, California Facility Slope Remedial Work and CUP.

(a)           Slope Remedial Work.

               (i)           Lessor agrees to perform, or cause to be performed, at Lessor’s, sole cost and expense, the planned remedial work to correct the slope stability issues adjacent to the northeast portion of the Leased Property of the Carlsbad, California Facility as identified in the “Draft” Property Condition Report for such Facility, prepared by Terracon for Lessee and dated November 3, 2008 (the “Slope Work”) and in accordance with the design and construction drawings prepared by Applied Consultants (the “Slope Plans”).

             (ii)           Lessor shall be responsible to arrange, supervise, coordinate and carry out all work necessary for the construction/performance and completion of the Slope Work in accordance with the Slope Plans and to obtain all building permits and other authorizations from any applicable governmental authorities with jurisdiction required in connection therewith (the “Slope Work Permits”).   To the extent the Slope Work Permits have not been obtained as of the Commencement Date, Lessor shall promptly apply for and thereafter use commercially reasonable efforts to obtain all Slope

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Work Permits as soon as practicable.   In the event that any applicable governmental authorities with jurisdiction require any changes to the Slope Plans as a condition to the issuance of the Slope Work Permits, Lessor shall be solely responsible for the cost of any modifications or changes thereto, and Lessee hereby consents to any such required modifications or changes to the Slope Plans in connection therewith.

            (iii)           Lessor shall cause the Slope Work to be commenced promptly following the later of the Commencement Date and the issuance of the Slope Work Permits, and from and after commencement of thereof the Slope Work, Lessor shall cause the Slope Work to be diligently prosecuted to completion.

            (iv)           There shall be no adjustment to the Allocated Minimum Rent for such Facility on account of the Slope Work (it being understood and agreed that the Slope Work described in this Section 4(a) shall not be deemed to be a Capital Addition to such Facility paid for by Lessor).

          (b)           Conditional Use Permit.

            (i)           Lessor and Lessee acknowledge that the Carlsbad, California Facility is subject to the terms of that certain Conditional Use Permit No. CUP 96-19 issued by the City of Carlsbad on February 5, 1997 (the “Carlsbad CUP”).  The Carlsbad CUP purports to have been granted for an initial term of 10 years (i.e., it purports to have expired on February 4, 2007).  The Carlsbad CUP further provides that it may be extended for a reasonable period of time not to exceed 10 years upon written application of the “permitee” made no less than ninety (90) days prior to the expiration date.   Lessor is currently investigating whether the Carlsbad CUP was in fact extended, and Lessor has been informed by the Planning Commission of the City that the City’s current policy is that any new conditional use permit or any renewal or extension of an existing conditional use permit will be issued in perpetuity and without an expiration date, subject, however, to the terms and conditions of such conditional use permit and the right of revocation if, after a public hearing, it is found that the permitted use thereunder has a substantial detrimental effect on surrounding land uses and the public’s health and welfare, or the conditions imposed thereby have not been met.  In the event that Lessor determines that the Carlsbad CUP was not extended in perpetuity in accordance with the City’s current policy, then, promptly following the Commencement Date and notwithstanding Lessor’s belief, based on a review of California law that supports the proposition that the Carlsbad CUP vested to the Leased Property of such Facility the right to use and occupy such Facility for the uses permitted by the Carlsbad CUP and that such right cannot be revoked or non-renewed without a showing of cause, Lessor hereby agrees, at its sole cost and expense, to apply for and thereafter use commercially reasonable efforts to obtain an extension of the existing Carlsbad CUP or a new conditional use permit for such Facility, in either case upon substantially the same terms and conditions as the existing Carlsbad CUP, other than the expiration date which shall be extended or removed, as applicable (herein, an “Extended Carlsbad CUP”).  Lessor agrees to keep Lessee reasonably informed regarding the status of such application and shall promptly deliver to Lessee a copy of any such Extended Carlsbad CUP if and when obtained.  Lessee agrees to cooperate with Lessor in connection with Lessor’s efforts to

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obtain an Extended Carlsbad CUP, including by executing such reasonable documents as may be necessary and/or requested by Lessor in connection therewith.

            (ii)            If and only if (A) Lessor is unable to obtain the Extended Carlsbad CUP, and (B) the City requires that such Facility cease operations for its Primary Intended Use based on either (x) a formal revocation, following a public hearing, of the Carlsbad CUP or (y) the failure or refusal to issue the Extended Carlsbad CUP, and not as a result of any Lessee CUP Violation (as defined below), then Lessee may cease operations of the Facility and vacate possession thereof and the provisions of subclauses (1) and (2) below shall apply; provided, however, that Lessor shall have the right (but not the obligation), at its sole cost and expense (except as provided below), to contest timely by appropriate legal proceedings any such cessation requirement, and if Lessor so elects, Lessor shall notify Lessee in writing of such election.  In such event, Lessee shall not  cease operations of such Facility or vacate possession thereof so long as the City’s cessation requirement is stayed pending final resolution of any such proceeding (or any appeals or other proceedings resulting therefrom).  If any such contest is finally resolved (i.e., after exhaustion of any available appeals or other proceedings) in favor of the City’s right to require such cessation (other than by reason of a Lessee CUP Violation), then Lessee may cease operations of such Facility and vacate possession thereof and the provisions of subclauses (1) and (2) below shall apply.  If, however, (aa) Lessor obtains the Extended Carlsbad CUP, (bb) Lessor is unable to obtain the Extended Carlsbad CUP because of any Lessee CUP Violation, (cc) any such contest is finally resolved in favor of Lessor or such Facility (i.e., it is determined that the City is not entitled to require that the Facility cease operations for its Primary Intended Use), or (dd) any such contest is resolved in favor of the City’s right to require such cessation as a result of any Lessee CUP Violation, then, in any such event, the provisions of this Section 4(b) shall automatically terminate and have no further force or effect.  If Lessee is entitled to and ceases operation of the Facility and vacates possession thereof in accordance with the foregoing, then the following shall apply:

(1)           Lessor agrees to enter into an amendment to the Lease with Lessee to terminate and remove the Leased Property of such Facility from the balance of the Leased Property then covered by the Lease effective as of the date Lease ceases such operations and vacates possession of such Facility.  In such event, the provisions of Section 5.2 of the Original Lease shall apply to any such termination of the Lease with respect to such Facility; and

(2)           Lessor shall promptly reimburse Lessee for all reasonable out-of-pocket costs and expenses incurred and reasonably documented by Lessee in connection with any such shutdown and cessation of operations of such Facility and vacation thereof.

As used herein, the term “Lessee CUP Violation” shall mean any failure of Lessee from and after the Commencement Date to comply with and perform in a timely manner any and all conditions imposed upon the Facility or the “permitee” under the Carlsbad CUP, including any conditions relating to the use, operation, management, leasing, maintenance, repair or restoration thereof. Without in any way limiting any other provisions of the

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Lease, as hereby amended (including the provisions of Section 23.1 of the Original Lease), Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys’, consultants’ and experts’ fees and expenses, imposed upon or incurred or suffered by, or asserted against Lessor by reason of any Lessee CUP Violation, including for any costs and expenses incurred by Lessor in contesting any cessation requirement of the City as provided above, if such contest is resolved in favor of the City as a result of any Lessee CUP Violation.

4.           Exhibits.  Pursuant to Section 45.1.9 of the Original Lease, Exhibits A-5, A-8, A-9, A-10 and A-11 attached to the Original Lease are hereby amended and replaced, in their entireties, with Exhibits A-5, A-8, A-9, A-10 and A-11 attached hereto, respectively.

5.           Full Force and Effect.  Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

6.           Entire Agreement.  The Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

7.           Counterparts; Facsimile Signatures.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.  Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LESSOR:	HCP AUR1 CALIFORNIA A PACK, LLC,

a Delaware limited liability company

HCP AUR1 CALIFORNIA B PACK, LLC,

a Delaware limited liability company

HCP AUR1 CONNECTICUT, LLC,

a Delaware limited liability company

HCP AUR1 MARYLAND, LLC,

a Delaware limited liability company

HCP AUR1 MASSACHUSETTS, LLC,

a Delaware limited liability company

HCP AUR1 NEW JERSEY, LLC,

a Delaware limited liability company

HCP AUR1 VIRGINIA, LLC,

a Delaware limited liability company

By:	HCP Partners, LP, a Delaware limited partnership,

their member

By:	HCP GP Corp., a Delaware corporation,

its general partner

By:           /s/ Brian J. Maas

Name:                      Brian J. Maas

Title:                      SVP

[Signatures continue on the following page]

S - 1

LESSEE:	EMERITUS CORPORATION,

a Washington corporation

By: /s/ Eric Mendelsohn
Name:                      Eric Mendelsohn
Title: Senior Vice President Corporate Development

S - 2

EXHIBIT A-5

DESCRIPTION OF LAND

(Woodbridge, Connecticut)

A certain piece or parcel of land situated in the Town of Woodbridge, County of New Haven and State of Connecticut, said parcel being more particulary bounded and described as follows:

Beginning at a concrete monument on the Westerly Highway Line of Amity Road (CT. RT. 63). Said monument being at the Division Line of land now or formerly Lindburg Pender and Rebecca Pender and land now or formerly Marriot Senior Living Services, Inc.:

Thence running along a curve to the right having a radius of 2662.03 feet, central angle of 01°-31'-29", length of 70.84 feet and a chord bearing S 01°-24'-25" E 70.84 feet to a point;

S 07°-29'-09" W 197.45 feet to a monument;

S 09°-19'-45" E 134.44 feet to a monument;

Along a curve to the left having a radius of 1525.00 feet, central angle of 05°-38'-05", length of 150.00 feet and a chord bearing S 01°-31'-22" W 149.91 feet all along the Westerly Highway Line of Amity Road (CT. RT. 63) to a point;

Thence running N 82°-56'-04" W 275.04 feet to a point;

S 10°-46'-58" W 4.26 feet to a point;

Along a curve to the left having a radius of 215.00 feet, central angle of 09°-34'-14", length of 36.00 feet and a chord bearing S 75°-53'-28” W 35.95 feet all along the Northerly Streetline of Highland Road to a point;

Thence running N 32°-38'-31" E 19.12 feet to a point;

S 83º-19'-16" W 6.34 feet to a point;

N 69°-35'-54" W 38.73 feet to a point;

N 74°-14'-12" W 13.43 feet to a point;

S 40°-06'-09" W 9.76 feet to a point;

N 79°-17'-34 W 31.92 feet to a point;

N 79°-00'-38" W 36.79 feet to a point;

N 82°-08'-02" W 43.26 feet to a point;

N 78°-57'-59" W 104.19 feet to a point;

N 82°-12'-35" W 54.19 feet all along a stonewall and land now or formerly James Lovett McNamara and Ann V. McNamara to a point;

Thence running N 80°-54'-42" W 78.01 feet along a stonewall and land now or formerly James Lovett McNamara and Ann V. McNamara land now or formerly Robert J. Enscoe and Agnes C. Enscoe, partly by each, to a point;

Thence running N 81°-37'-34" W 69.60 feet along a stonewall and land or formerly Robert J. Enscoe and Agnes C. Enscoe, and land now or formerly Shirley Capozziello and Albert A. Capozziello, partly by each, to a point;

Thence running N 80°-17'-26" W 453.95 feet along a stonewall and land now or formerly Shirley Capozziello and Albert A. Capozziello now or formerly Audrey T. Baecker and Donald A. Todd, land now or formerly of John Adamovich and Ann M. Adamovich now or formerly Maureen Dodge. The Northerly Terminus of West Street and land now or formerly Gino Massiello and Veronica Massiello, partly by each, to a point;

Thence running N 79°-54'-25" W 152.81 feet along land now or formerly Gino Massiello and Veronica Massiello to a point;

Thence running N 10º-49'-47" E 114.12 feet to a point;

N 12°-00'-29" E 97.79 feet to a point;

N 10°-55’-52" E 139.08 feet all along the centerline of an abandoned Ancient Highway and Land now or formerly the Jewish Federation of Greater New Haven, Inc. to a point;

Thence running S 79°-12'-15" E 165.55 feet to a point;

S 79°-43'-46" E 166.50 feet to a point;

S 79º-52'-05" E 144.47 feet to a point;

S 80°-02'-54" E 130.61 feet to a point;

N 26°-05'-35" E 158.32 feet to a point;

N 25°-33'-17" E 144.74 feet to a point;

N 28°-38'-21" E 104.63 feet to a point;

N 24°-57'-42" E 97.55 feet all partially along a stonewall and land now or formerly the Jewish Federation of Greater New Haven, Inc. to an iron pipe;

Thence running S 82°-26'-38" E 235.08 feet along a stonewall and land now or formerly The Jewish Federation of Greater New Haven, Inc and land now or formerly Steven J. Fetyko and Patricia G. Fetyco to a point;

Thence running S 29°-46'-46" E 24.73 feet to a point;

S 23°-26'-03" E 19.16 feet to a point;

S 16°-59'-11" E 66.16 feet all along land now or formerly Steven J. Fetyko and Patricia G. Fetyco to a point;

Thence running N 72°-35'-21" W 97.00 feet to a point;

S 04°-25'-41" E 199.98 feet to a point;

S 72°-35'-21" E 264.00 feet to a point;

Along a curve to the left having a radius of 25.00 feet, central angle of 110°-25'-15", length of 48.20 feet and a chord bearing N 52°-12'-02" E 41.06 feet all along land now or formerly Lindburg Pender and Rebecca Pender to the point of place beginning.

EXHIBIT A-8

DESCRIPTION OF LAND

(Dedham, Massachusetts)

That certain tract or parcel of land located on the easterly side of Common Street, with the buildings thereon, situated in the Town of Dedham, in the County of Norfolk, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at an iron rod on the northeasterly side line of Common Street, said iron rod being located at the northwesterly comer of the parcel herein described and the southwesterly comer of land now or formerly of The Trust for Public Land, to a stone bound; thence

N 45 degrees 06' 14" E a distance of four and seventy-six hundredths (4.76) feet, along land of said Trust for Public Land, to a stone bound; thence

N 45 degrees 06' 14" E a distance of two hundred fifty four and thirteen hundredths (254.13) feet long land of said Trust for Public Land, to a stone bound with a drill hole; thence

N 49 degrees 59'56" E a distance of three hundred thirty and twenty-four hundredths (330.24) feet along land of said Trust for Public Land, to a stone bound; thence

N 75 degrees 05'05" E a distance of six hundred ninety-eight and no hundredths (698,00) along land now or formerly of the Dedham Land Trust, to an iron rod with a survey cap located near the westerly bank of the Charles River; thence

N 39 degrees 28'49" E a distance of thirty-eight (38'+/-) feet, more or less, along land of said Dedham Land Trust, to a point at the thread of the Charles River at land now or formerly of the Noble and Greenough School; thence

Southeasterly & Southwesterly along the thread of the said Charles River, a distance of seven hundred sixty-three (763'+/-) feet, more or less, along land of said Noble and Greenough School, to a point at the thread of the said Charles River at land now or formerly of the Society of African Missions, Inc.; thence

N 51 degrees 31'50" W a distance of one hundred thirty-eight (138'+/-) feet, more or less, along land of said Society of African Missions, Inc. to a point near the westerly bank of the said Charles River; thence

S 72 degrees 29'33 " W a distance of seventeen (17'+/-) feet, more or less, along land of said Society of African Missions, Inc. to a cedar post; thence

S 72 degrees 29' 33" W a distance of five hundred eighty-three and forty-two hundredths (583.42') feet along land of said Society of African Missions, Inc. to an iron pipe; thence

S 35 degrees 22'59" W a distance of four hundred nine and thirty-nine hundredths (409.39) feet along land of said Society of African Missions, Inc. through a drill hole in a stone wall to a stone bound; thence

S 35 degrees 22'59" W a distance of three and thirty-nine hundredths (3.39') feet along land of said Society of African Missions, Inc. to an iron rod located on the northeasterly side line of said Common Street; thence

Northwesterly along a curve to the right with a radius of eight hundred and no hundredths (800.00') feet and a curve length of three hundred seventy three and seventy hundredths (373.70') feet along said Common Street, to a stone bound with a drill hole; thence

N 44 degrees 15'40" W a distance of one hundred fifty-seven and sixty-eight hundredths (157.68') feet along said Common Street, to the point of beginning.

Said parcel contains 605,200 square feet, more or less, or 13.9 acres, more or less.

Together with the benefit of easements and rights of way as set forth in grant from the Town of Dedham dated June 18, 1998 and recorded in Book 14004, Page 250.

EXHIBIT A-9

DESCRIPTION OF LAND

(Paramus, New Jersey)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE BOROUGH OF PARAMUS, COUNTY OF BERGEN, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EASTERLY SIDELINE OF PARAMUS ROAD (WIDTH VARIES) SAID POINT BEING THE FOLLOWING COURSES AND DISTANCES FROM THE PRODUCED INTERSECTION OF SAID EASTERLY SIDELINE OF PARAMUS ROAD WITH THE NORTHERLY SIDELINE OF JOHNSON COURT (50 FEET WIDE) AS SHOWN ON A MAP ENTITLED "MINOR SUBDIVISION, LOT 1 BLOCK 1703 AND LOT 5 BLOCK 1603, BOROUGH OF PARAMUS, BERGEN COUNTY, N.J.", AS PREPARED BY LAPATKA ASSOCIATES, INC., PARAMUS, N.J. AND PROCEEDING THENCE

A. NORTH 02 DEGREES 01 MINUTES 40 SECONDS WEST, ALONG THE EASTERLY SIDELINE OF PARAMUS ROAD, 65.13 FEET TO AN ANGLE POINT IN SAME; THENCE

B. NORTH 01 DEGREES 17 MINUTES 41 SECONDS EAST, STILL ALONG SAID EASTERLY SIDELINE OF PARAMUS ROAD, 278.04 FEET TO AN ANGLE POINT IN SAME; THENCE

C. NORTH 67 DEGREES 28 MINUTES 59 SECONDS WEST, STILL ALONG SAID EASTERLY SIDELINE OF PARAMUS ROAD, 10.06 FEET TO THE PRINCIPLE POINT OR PLACE OF BEGINNING.

1. NORTH 01 DEGREES 17 MINUTES 41 SECONDS EAST, ALONG SAID EASTERLY SIDELINE OF PARAMUS ROAD, 43.59 FEET TO AN ANGLE POINT IN SAME; THENCE

2. NORTH 10 DEGREES 12 MINUTES 10 SECONDS EAST, STILL ALONG SAID EASTERLY SIDELINE OF PARAMUS ROAD, 460.00 FEET TO A POINT; THENCE

3. DEPARTING SAID EASTERLY SIDELINE OF PARA14US ROAD, ALONG THE NORTHERLY LINE OF THE HEREIN DESCRIBED PARCEL, SOUTH 67 DEGREES 28 MINUTES 59 SECONDS EAST, 491.81 FEET TO A POINT; THENCE

4. SOUTH 22 DEGREES 31 MINUTES 00 SECONDS WEST, ALONG THE EASTERLY LINE OF THE HEREIN DESCRIBED PARCEL, FOR A DISTANCE OF 274.88 FEET TO AN ANGLE POINT IN SAME; THENCE

5. SOUTH 39 DEGREES 46 MINUTES 01 SECONDS WEST, STILL ALONG SAID EASTERLY LINE 297.00 FEET TO A POINT IN THE NORTHERLY LINE OF TRACT OF LAND SHOWN ON A CERTAIN MAP ENTITLED "SUBDIVISION PLAT, RIO VISTA HOMES, BOROUGH OF PARAMUS, BERGEN COUNTY, N.J.", FILED IN THE BERGEN COUNTY CLERKS OFFICE ON MAY 19, 1966 AS MAP NO. 6447; THENCE

6. CONTINUING ALONG THE SAME, NORTH 50 DEGREES 13 MINUTES 59 SECONDS WEST, 165.00 FEET TO A POINT; THENCE

7. CONTINUING ALONG THE SAME, NORTH 67 DEGREES 28 MINUTES 59 SECONDS WEST, 128.01 FEET TO A POINT IN THE AFOREMENTIONED EASTERLY SIDELINE OF PARA14US ROAD, SAID POINT ALSO BEING THE POINT OF BEGINNING.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):
LOT 6, BLOCK 1603, ON THE OFFICIAL TAX MAP OF THE BOROUGH OF PARAMUS, COUNTY OF BERGEN AND STATE OF NEW JERSEY.

EXHIBIT A-10

DESCRIPTION OF LAND

(Arlington, Virginia)

ALL that certain piece or parcel of land lying and being in the County of Arlington, Virginia and being more particularly described as follows:

BEGINNING at a drill hole set said drill hole lying on the east line of Parcel B Pollard Gardens I, LLC, as recorded in Deed Book 2906, page 1883, said drill hole also lying on the southerly right-of-way line of 9th Street (variable width) Arlington County established as recorded in Deed Book 2861, page 1213, thence leaving the east line of said Parcel B and running with the southerly right-of-way line of said 9th Street;

North 62°16'57” East 151.08 feet to a drill hole set, said drill hole lying on the westerly line of Lot 39 Farlee Subdivision Deed Book 110, page 174, thence leaving said right-of-way and running with the southwesterly line of said Lot 39 of said subdivision;

South 29°40'03" East 96.18 feet to an iron pipe set, said pipe being a common corner to the aforementioned Lot 39 and Lots 22 and 23 of the aforementioned subdivision, thence leaving said pipe and running with the northerly line of said Lot 23;

South 62°16'57" West 25.01 feet to an iron pipe set, said pipe being the northwesterly corner of Lot 23, thence leaving said pipe and running with the southwesterly line of said Lot 23;

South 29°40'03" East 100.09 feet to an iron pipe set, lying on the northerly right-of-way line of Wilson Boulevard (variable width) Arlington County, established as recorded In Deed Book 2861, page 1213, thence leaving said line of Lot 23 and running with said right-of-way of Wilson Boulevard;

South 60°11'07" West 249.50 feet to an Iron pipe set, said pipe lying on the east line of the aformentioned Parcel B Pollard Gardens I, LLC, Deed Book 2450, page 1557, thence running with the said east line;

North 02°25'57" east 247.59 feet to the point of BEGINNING, containing 39,552 square feet or 0.90800 acres of land more or less.

BEING the same real estate conveyed to CNL Retirement AUR1 Virginia LP, by deed from Aureus Acquisition I, LLC, dated November 5, 2004, recorded November 17, 2004, in the Clerk's Office, Circuit Court, Arlington County, Virginia, in Deed Book 3378, page 239.

EXHIBIT A-11

DESCRIPTION OF LAND

(Richmond, Virginia)

ALL that certain lot or parcel of land situated, lying and being in Henrico County, Virginia and being more particularly described as follows:

Commencing at a point at the intersection of the south line of Peppertree Drive and the west line of Gaskins Road;

Thence along the west line of Gaskins Road, along a curve to the right with a radius of 25.00' and an arc length of 47.70', subtended by a chord of South 31°34'15" East, for a distance of 40.79' to a point;

Thence along a curve to the right with a radius of 4543.68' and an arc length of 424.63' subtended by a chord of South 25°45'59" West, for a distance of 424.46' to a point;

Thence North 80°16’07" West, for a distance of 94.06' to a point;

Thence South 30°26'13" West, for a distance of 48.17' to a point;

Thence South 54°16'23" East, for a distance of 45.26' to a point;

Thence South 25°30'17" West, for a distance of 64.18' to a point;

Thence South 82°40'30" East, for a distance of 43.44' to a found rod, being the place and point of beginning (P.O.B.);

Thence along the west line of Gaskins Road South 30°23’00" West, for a distance of 626.19' to a point;

Thence North 43°54’01" West, for a distance of 37.04' to a found rod;

Thence South 47°16' 2" West, for a distance of 23.77' to a found rod;

Thence leaving the west line of Gaskins Road North 60°00’00" West for a distance of 333.72' to a found rod;

Thence North 15°00’00" East, for a distance of 555.00' to a point;

Thence South 71°03’55" East, for a distance of 251.38' to a found rod;

Thence South 57°40’30" East, for a distance of 122.00' to a point;

Thence South 82°40’30" East, for a distance of 166.14' to a found rod, being the place of beginning (P.0.8.).

Said parcel contains 5.979 acres more or less.

BEING the same real estate conveyed to HCP AUR1 Virginia, LLC, by deed from Aureus Acquisition I, LLC, dated November 5, 2004, recorded November 18, 2004, in the Clerk's Office, Circuit Court, County of Henrico. Virginia, in Deed Book 3775, page 1839.